STATEMENT OF ADDITIONAL INFORMATION

                  Dated August 1, 2002, as amended July 1, 2003

                           FOR THE BENDER GROWTH FUND
                                       and
                       For the Montecito Fund (the "Funds")
                                Both A Series of

                  The Santa Barbara Group Of Mutual Funds, Inc.
                                 (the "Company")
                      107 South Fair Oaks, Blvd., Suite 315
                           Pasadena, California 91105
                                 1-800-723-8637

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of The Bender Growth Fund and the Montecito Fund dated August 1, 2002. You may obtain a copy of the Prospectus, free of charge, by writing to The Santa Barbara Group of Mutual Funds, c/o Orbitex Data Services, inc., 4020 South 147th Street, Omaha, NE 68137 or by calling 1-800-723-8637.

The current Prospectus for the Bender Growth Fund and the Montecito Fund (the "Prospectus") is incorporated herein by reference for all purposes, and all defined terms contained in the Prospectus have the same meanings and are used in this SAI for the same purposes.

                                TABLE OF CONTENTS

Management of the Fund                                                         3
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Investment Policies                                                            4
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Investment Restrictions                                                        5
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Fund Manager and Investment Adviser                                            6
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Directors and Officers                                                         7
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Control Persons and Principal Holders of the Fund                              8
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Compensation of Directors                                                      9
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Performance Information                                                       10
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Purchasing and Redeeming Shares                                               11
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Tax Information                                                               12
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Custodian                                                                     13
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Transfer Agent                                                                14
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Administration                                                                15
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Brokerage Allocation and Portfolio Transactions                               16
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Distributor                                                                   17
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Independent Auditors                                                          18
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Legal Counsel                                                                 19
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Distribution Plans                                                            20
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Financial Statements                                                          21
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




                             MANAGEMENT OF THE FUND

The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), an open-end investment management company, was incorporated in Maryland on December 30, 1992. The affairs of the Company are managed the Company's Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to each Fund in the Company, including agreements with each Fund's custodian, transfer agent, investment adviser and administrator. All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract may contradict such statutes, the contract would be unenforceable. The day-to-day operations of the Fund are delegated to the Fund Manager.

The Board of Directors has the power to designate one or more series of shares of common stock and to classify or reclassify any unissued shares with respect to such series (each series is commonly known as a mutual fund). Currently, two series being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

Pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Company, Fund Manager, Investment Adviser and Principal Underwriter have each adopted a Code of Ethics which governs certain personal investment activities of person having access to investment information of the Funds. The Code of Ethics places limits on personal securities transactions for certain persons, and places strict reporting requirements on these people if they effect a personal securities transaction in a security in which the Fund invests. A copy of the Company's currently effective Code of Ethics is attached as an exhibit to this Registration Statement.

                               INVESTMENT POLICIES

The Funds' investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the Prospectus. This Section provides additional information concerning the Funds' investments and their investment restrictions.

Each Fund is a diversified Fund, meaning that as to 75% of the Fund's assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss. Each Fund normally will invest at least 80% of its total assets in common stock and securities convertible into common stock. The Funds may also invest in a variety of other securities.

The Bender Growth Fund's investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority of the Fund's outstanding shares. As used in this SAI and the Prospectus, a "majority of the Fund's outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Montecito Fund's investment objective is not a fundamental policy and may be changed without shareholder approval.

U.S. GOVERNMENT SECURITIES
---------------------------

Each Fund may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve Federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, and Student Loan Marketing Association.

COMMERCIAL PAPER
----------------
Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper which, at the date of investment, is rated A-1 or higher by Standard & Poor's Corporations or Prime-1 or higher by Moody Investors Services, Inc.

FOREIGN SECURITIES
------------------
Each Fund may invest up to 15% of the value of its total assets in securities of foreign issuers represented by American Depositary Receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange. Income and gains on such securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

BORROWING
---------
Each Fund is authorized to borrow money from a bank in amounts up to 5% of the value of their total assets at the time of such borrowing for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940 ("1940 Act") to meet redemption requests. The Funds will not purchase portfolio securities while borrowings exceed 5% of the Funds' total assets. This borrowing may be unsecured. The1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300%asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase of decrease in the market value of the Funds. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased. The Funds may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Funds may, in connection with permissible borrowing, transfer as collateral securities owned by the Portfolio.

                             INVESTMENT RESTRICTIONS

The Bender Growth Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of that Fund's outstanding voting securities. The Fund may not:

1. make further investments when 25% or more of its total assets would be invested in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries);

2. invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

3. borrow money or issue senior securities (as defined in the 1940 Act) except that the Fund may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4. pledge, mortgage or hypothecate its assets other than to secure borrowing permitted by restriction 3 above;



5. make loans of securities to other persons except loans of portfolio securities and provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations;

6. underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

7. purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

8. purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management; and

9. invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Bender Growth Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1. invest in securities issued by an investment company; except that the Fund may invest in money market funds in accordance with the requirements of the Investment Company Act of 1940, as amended;

2. invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable;

3. invest in warrants if at the time of acquisition more than 5% of its net assets, taken at market value at the time of purchase, would be invested in warrants, and if at the time of acquisition more than 2% of its total assets, taken at market value at the time of purchase, would be invested in warrants not traded on the New York Stock Exchange or American Stock Exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value; or

4. Invest more than 10% of its total assets in securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

The Montecito Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. The Montecito Fund may not:

1. make further investments when 25% or more of its total assets would be invested in any one industry (this limitation is not applicable to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or repurchase agreements with respect thereto);

2. invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer;

3. borrow money or issue senior securities (as defined in the 1940 Act or interpreted by the SEC or its staff) except that the Fund may borrow (i) from a bank or other person for temporary purposes in amounts not exceeding 5% of its total assets and (ii) from a bank, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.   make loans to other persons, except (a) by loaning portfolio securities,
     (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

5. underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

6. purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

7. invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Montecito Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1. purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management; and

2. invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable;

3. mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.


With the exception of the restriction on borrowing, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

                       FUND MANAGER AND INVESTMENT ADVISER

Information on the Funds' fund manager and investment advisers is set forth in the prospectus. This Section contains additional information concerning these entities.

SBG Capital Management, Inc. (the "Fund Manager") is organized under the laws of the State of California as an investment advisory corporation, and is registered as an investment adviser with the Securities and Exchange Commission. The Fund Manager manages the general business affairs of the Funds pursuant to an investment advisory agreement with the Company dated September 30, 1998 for the Bender Growth Fund, and dated April 1, 2002 for the Montecito Fund (the "Advisory Agreements"). Messrs. John P. Odell and Steven W. Arnold are officers and controlling shareholders of the Fund Manager, as well as serving as Directors of the Company. Accordingly, each of those persons is considered an "affiliated person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Under the advisory agreement for the Bender Growth Fund, the Fund Manager is paid a monthly fee at an average annual rate of 0.05% of the Fund's average daily net assets. For its fiscal years ending March 31, 2000, 2001 and 2002, the Fund paid $133,830, $366,746 and $298,391, respectively, in advisory fees to the Fund Manager.

Under the Advisory Agreement for the Montecito Fund, the Fund Manager is paid a monthly fee at an annual rate of 0.30% of the first $100 million of the Fund's average daily net assets, and 0.25% on average daily net assets in excess of $100 million.

Under the terms of the Advisory Agreements, the Fund Manager furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds' portfolios. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. However, pursuant to the Sub-Advisory Agreement, the investment adviser makes the day to day decisions with regard to the Funds.

The Advisory Agreement provides that the Fund Manager shall not be liable for any loss suffered by the Funds or their shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

Each Advisory Agreement has a term of two years, but may be continued from year to year thereafter so long as its continuance is approved at least annually:

(a) by the vote of a majority of the Directors of the Funds who are not "interested persons" of the Funds or the adviser cast in person at a meeting called for the purpose of voting on such approval, and
(b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Funds.

Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Fund Manager, with the approval of the Board and the Funds' shareholders, has retained Robert Bender & Associates, Inc. ("Bender"), in which Robert L. Bender owns a controlling interest, to provide day-to-day investment management services to the Bender Growth Fund under a Sub-Advisory Agreement dated September 30, 1998. Bender was incorporated in December, 1978.

Bender is paid by the Fund Manager monthly at an annual rate of 0.40% of the Fund's average daily net assets. For the fiscal year ended March 31, 2002, Bender received $190,974.90 from the Fund Manager.

The Fund Manager, with the approval of the Board and the Fund's shareholders, has retained Ameristock Corporation (the "Ameristock") to provide day-to-day investment management services to the Montecito Fund under a Sub-Advisory Agreement dated April 1, 2002. Ameristock is paid by the Fund Manager monthly at an annual rate of 0.25% of the first $100 million of the Montecito Fund's average daily net assets, and 0.20% on average daily net assets in excess of $100 million.

Each Sub-Advisory Agreement provides that the investment adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Sub-Advisory Agreement, except by reason of the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

Each Sub-Advisory Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved at least annually:

(c) by the vote of a majority of the Directors of the Funds who are not "interested persons" of the Funds or the adviser cast in person at a meeting called for the purpose of voting on such approval, and
(d) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Funds.

Each Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisory and Sub-Advisory Agreements for the Bender Growth Fund were renewed by the Board at a meeting held on May 23, 2002. In determining whether to renew the Agreements, the Directors reviewed reports regarding the performance of the Bender Growth Fund as compared to the S&P 500 Index and the Wilshire 4500 Index for the three month and one year periods ended March 31, 2002, and the annualized total returns since the inception of the Fund. The Directors also reviewed the performance and expense ratio of the Fund as compared to other mutual funds of similar size and investment strategy. Mr. Reed Bender discussed with the Directors the nature and quality of the services provided by Bender. He discussed the recent performance of the Bender Growth Fund. He also reviewed the personnel and financial condition of Bender. Mr. Arnold and Mr. O'Dell, representing the Fund Manager, reviewed the expense ratio of the Fund. The Board noted that the Fund Manager had reduced the Funds advisory fees over time as the Fund had grown. Mr. Arnold indicated that the Fund Manager would consider further reductions as the Fund grows in asset size. Mr. O'Dell observed that the Funds lower portfolio turnover rate results in lower total operating costs to shareholders, which improves the Fun's overall performance. Both the Fund Manager and Bender provided certifications to the Board of Directors regarding their compliance with the Code of Ethics and Rule 17j-1 of the Investment Company Act. Based upon the information provided, it was the Board'' consensus that the fees to be paid to the Fund Manager were reasonable, that the overall arrangements provided under the terms of the Agreements were reasonable business arrangements, and the renewal of the Agreements was in the best interest of the Fund's shareholders. Both the Fund Manager and Bender provided certifications to the Board of Directors regarding their compliance with the Code of Ethics and Rule 17j-1 of the Investment Company Act.

The Advisory Agreement and Sub-Advisory Agreement for the Montecito Fund was approved by the Board at a meeting held on February 28, 2002. In determining whether to approve the Agreements, the Directors reviewed the Fund Manager's balance sheet dated as of December 31, 2001, and reviewed the terms of both the proposed Advisory Agreement and the Sub-Advisory Agreement. Mr. O'Dell explained the proposed fee structure and services to be provided pursuant to the Agreements. Certain Directors reported on their discussions with Nicholas Gerber of Ameristock. Mr. O'Dell discussed the qualifications and personnel of Ameristock. Mr. O'Dell also discussed the performance of another mutual fund (with the same objective and strategies as the Montecito Fund) advised by Ameristock. Mr. O'Dell certified to the Board that the Fund Manager had adopted a Code of Ethics in compliance with Rule 17j-1 of the Investment Company Act, and procedures reasonably designed to prevent violations of the Code, and that Mr. Gerber had made the same certification on behalf of Ameristock. Based upon the information provided, it was the Board's consensus that the fees to be paid to the Fund Manager pursuant to the Advisory Agreement were reasonable, that the overall arrangements provided under the terms of the Agreements were reasonable business arrangements, and that the approval of the Agreements was in the best interest of the Fund's shareholders.



Operating Services Agreement.
-----------------------------
The Company has also entered into an Operating Services Agreement with the Fund Manager ("Services Agreement") dated September 30, 1998. Under the terms of the Services Agreement, the Fund Manager provides, OR ARRANGES TO PROVIDE, day-to-day operational services to the Funds including, but not limited to;



1.   accounting                                  6.   custodial
2.   administrative                              7.   fund share distribution
3.   legal                                       8.   shareholder reporting
4.   dividend disbursing and transfer agent      9.   sub-accounting, and
5.   registrar                                   10.  record keeping services

Under the Services Agreement, the Fund Manager may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund. The Fund Manager is responsible for compensating such parties.

Under the Services Agreement, for administrative services rendered to the Bender Growth Fund by the Fund Manager, the Fund pays the Fund Manager the following fees: 1.10% annually on Class A shares; 2.00% annually on Class Y shares up to $2.5 million, then 1.10% annually on amounts above $2.5 million; and 2.00% annually on Class C shares up to $7.5 million, then 1.10% annually on amounts above $7.5 million. For its fiscal years ending March 31, 2000, 2001 and 2002, the Bender Growth Fund paid the Fund Manager service fees of $896,872 and $746,459, respectively. Under the Services Agreement, for administrative services rendered to the Montecito Fund by the Fund Manager, the Montecito Fund pays the Fund Manager 0.64% annually.

                             DIRECTORS AND OFFICERS

The Board Of Directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Funds are managed by the Fund Manager, subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below. The business address of each director is:

                      107 South Fair Oaks, Blvd., Suite 315
                           Pasadena, California 91105

STEVEN W. ARNOLD: Co-Chairman of the Board since 1996, Treasurer and Co-President of the Fund since 1996

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      46      Marketing manager for SBG Capital Management, Inc.
Suite 315                               Co-President and controlling shareholder, SBG Capital
Pasadena, CA 91105                      Management, Inc.

JOHN P. ODELL: Co-Chairman of the Board since 1998, Co-President of  the Fund since 1998

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      36      Marketing manager for SBG Capital Management, Inc.,
Suite 315                               Co-President and controlling shareholder of SBG Capital
Pasadena, CA 91105                      Management, Inc. since 1998.

ROBERT L. BENDER: Director since 1996

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

245 South Los Robles            65      President of Robert L. Bender & Associates, Inc. since 1972.
Suite 620
Pasadena, CA 90272

The following table provides information about each Director who is not an "interested" person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the Investment Company Act of 1940.

HARVEY MARSH: Director since 1998

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      63      Chief Financial Officer for Golden Systems, Inc. from 1998 -
Suite 315                               2001. Self-employed financial consultant from 1996 - 1998 and
Pasadena, CA 91105                      from 2001 - present. Certified Public Accountant.

WAYNE TURKHEIMER: Director since 2002

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      49      Attorney in solo practice since 1986 specializing
Suite 315                               in general business, probate and estate law.
Pasadena, CA 91105                      Received AB from UCLA, Cum Laude in 1974.
                                        Received JD from USC Law Center in 1977.


GLORY BURNS: Director since 1998

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      49      Professor at Colorado State University since 1991.  Received BS
Suite 315                               from University of Colorado in 1975.  Received MBA from the
Pasadena, CA 91105                      University of Denver in 1980.  Received JD from the University of Puget Sound in 1978.

LAWRENCE SIGNEY: Director since 2000

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      41      Associate Pastor at St. Bede the Venerable since 1993.
Suite 315
Pasadena, CA 91105

Each Independent Director receives a fee of $500 for each meeting attended. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other Funds of the Company. The following table sets forth information regarding compensation of Directors by the Company for the fiscal year ended March 31, 2002.

Name of Director     Compensation    Pension      Annual      Total Compensation
                     from            Benefits    Benefits      Paid to Director
                     Fund complex
- ------------------------------------------------------------------------------
Harvey Marsh         $2000.00          $0.00        $0.00          $2000.00

Wayne Turkheimer     $2000.00          $0.00        $0.00          $2000.00

Glory Burns          $2000.00          $0.00        $0.00          $2000.00

Lawrence C. Signey   $2000.00          $0.00        $0.00          $2000.00

The Company's audit committee consists of Harvey Marsh, Wayne Turkheimer, Glory Burns and Lawrence C. Signey. The audit committee is responsible for overseeing each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Directors. The audit committee held 1 meeting during the fiscal year ended March 31, 2002.


The following table provides information regarding Shares of the Bender Growth Fund owned by each Director as of December 31, 2001.

                           TRUSTEE                DOLLAR RANGE OF FUND SHARES
                           -------                ---------------------------

                         Harvey Marsh                       0
                       Wayne Turkheimer                     0
                         Glory Burns                        0
                      Lawrence C. Signey                    0



                CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUND

As of March 31, 2002, there were no Control Persons (as defined in the 1940Act) of the Fund.

As of March 31, 2002, the following persons owned, beneficially or of record, 5% or more of the Fund's Share Classes.

--------------------------------------------------------------------------------
                                                        % OF TOTAL
                          SHARE CLASS   % OF SHARE      FUND SHARES
NAME OF SHAREHOLDER          OWNED      CLASS OWNED       OWNED
--------------------------------------------------------------------------------
Jorge L & V Class A         6.60%          0.52%
--------------------------------------------------------------------------------
Charles Schwab FBO
Client Accounts Class Y   65.60%          20.52%
--------------------------------------------------------------------------------




The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Corporation's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

                             PERFORMANCE INFORMATION


Each Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)n=ERV

Where:      P       =    a hypothetical $1,000
            T       =    average annual total return
            n       =    number of years
            ERV     =    ending redeemable value at the end of the applicable
                         period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

"Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

            P(1+T)n=ATVD

Where:      P       =    a hypothetical $1,000 initial investment
            T       =    average annual total return (after taxes on
                         distributions)
            n       =    number of years
            ATVD         ending value at the end of the applicable period of the
                         hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

"Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

            P(1+T)n=ATVDR

Where:      P       =    a hypothetical $1,000 initial investment
            T       =    average annual total return (after taxes on
                         distributions and redemption)
            n       =    number of years
            ATVDR        ending value at the end of the applicable period of the
                         hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

The following table provides information regarding the Bender Growth Fund's Class Y performance for the periods ended March 31, 2002:

----------------------------------- -------------- ----------- -----------------
                                       1 Year        5 Years     Since Inception
                                                                    12/10/96
----------------------------------- -------------- ----------- -----------------
Average Annual Total Return            (0.46)        24.60              18.69
----------------------------------- -------------- ----------- -----------------
Average Annual Total Return
After Taxes on Distributions           (0.46)        24.33              18.45
----------------------------------- -------------- ----------- -----------------
Average Annual Total Return
After Taxes on Distributions
and Redemptions                        (0.28)        21.02              15.82
----------------------------------- -------------- ----------- -----------------

A Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Information concerning purchasing and redeeming shares of the Funds are contained in the Prospectus.

Redemptions will be made at net asset value. Each Funds' net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of each of the Funds, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

Each Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share prices or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. Each Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

                                 TAX INFORMATION

The Funds intend to qualify as a regulated investment companies under SubChapter M of the Internal Revenue Code so as to be relieved of federal income tax on their capital gains and net investment income currently distributed to their shareholders. To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of their gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to their business of investing in such stock or securities.

If a Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, that Fund will not be subject to Federal income tax on the income so distributed. However, that Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.


Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Funds' portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by either Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of that Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in either of the Fund.

Dividends. A portion of each of the Funds' income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the particular Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of each of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by each Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of either of the Funds, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gaindistribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Funds are taxable to shareholders as dividends, not as capital gains.

                                    CUSTODIAN

The Bank of New York ("BNY"), 15 Broad Street, New York, NY 10286, acts as custodian for the Funds. As such, BNY holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. BNY does not exercise any supervisory function over management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.

                                 TRANSFER AGENT

Orbitex Fund Services, Inc. ("OFS"), 150 Motor Parkway, Hauppauge, NY 11788, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and the Fund Manager dated May 17, 2000. Under a Sub-Transfer Agency Agreement between ADS and its affiliate, Orbitex Data Services, Inc. ("ODS"), ODS will act as transfer, dividend disbursing, and shareholder servicing agent for the Fund, effective August 1, 2001. ODS is located at 4020 South 147th Street, P.O. Box 542007, Omaha, NE 68137. Under the agreement, ODS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered as transfer agent, the Fund Manager pays OFS an annual fee, paid monthly, based on 0.15% of the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. Prior to October 1, 2000, Declaration Services Company ("DSC") acted as the Fund's transfer, dividend disbursing and shareholder servicing agent. For its fiscal years ended on March 31, 1998, and 1999, the Fund paid $42,419, and $47,718 in transfer agent fees. For the Fund's fiscal year ended March 31, 2000, the Fund Manager was responsible for paying servicing fees to DSC. For the fiscal year ended March 31, 2001, the Fund Manager was responsible for paying servicing fees to DSC and OFS, respectively. For the fiscal year ended March 31, 2002, the Fund Manager was responsible for paying servicing fees to OFS.



                                 ADMINISTRATION

OFS also acts as Administrator to the Fund pursuant to a written agreement with the Company and Fund Manger. The Administrator supervises all aspects of the operations of the Fund except those performed by the Funds' investment Adviser under the Funds' investment advisory agreement. The Administrator is responsible for:

(a)  calculating the Funds' net asset value
(b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940
(c) preparing financial statements contained in reports to stockholders of the Funds
(d)  preparing the Funds' federal and state tax returns
(e) preparing reports and filings with the Securities and Exchange Commission
(f) preparing filings with state Blue Sky authorities
(g) maintaining the Funds' financial accounts and records

For the services to be rendered as Administrator, The Fund Manager pays OFS an annual fee, paid monthly, based on 0.15% of the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. Prior to October 1, 2000, DSC acted as Administrator to the Fund. For its fiscal years ended on March 31, 1998, and 1999, the Fund paid $60,000 and $30,082 in administration fees. For fiscal year ended March 31, 2000, the Fund Manager paid all fees charged by DSC for these services. For the fiscal year ended March 31, 2001, the Fund Manager paid all fees charged by DSC and ADS, respectively, for these services. For the fiscal year ended March 31, 2002, the Fund Manager paid all fees charged by OFS for these services.

                 BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors of the Funds, the Investment Adviser is responsible for investment decisions and for the execution of the Fund's portfolio transactions. The Funds have no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for its transactions. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission.

Where best price and execution may be obtained from more than one broker or dealer, the Investment Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Investment Adviser. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Sub-Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and the Investment Adviser, the Investment Adviser has advised that such information is, in its opinion, only supplementary to the Investment Adviser's own research activities and the information must still be analyzed, weighed and reviewed by the Investment Adviser. During the fiscal year ended March 31, 2002, the Fund paid brokerage commissions of $48,484.

The Funds will not purchase securities from, or sell securities to, the Fund Manager or Investment Adviser. The Investment Adviser may take into account the sale of Fund shares by a broker in allocating brokerage transactions. It is anticipated that the Funds' annual portfolio turnover rates will not exceed 40%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less. The turnover rate has a direct effect on the transaction costs (including brokerage costs) to be borne by the Funds.

                                   DISTRIBUTOR


On August 18, 2000, the Company's Board of Directors approved the Fund Manager's selection of Capital Research Brokerage Services, LLC ("CRBS"), 107 South Fair Oaks Avenue, #315, Pasadena, CA 91105, to succeed Declaration Distributors, Inc. as Distributor and principal underwriter for the Fund. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Advisor shall pay the Distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700. For the fiscal year ended March 31, 2002, CRBS received a fee of $8,830 in commissions from the sale of Fund shares.

                              INDEPENDENT AUDITORS

McCurdy & Associates, CPA's, Inc. 27955 Clemens Road, Westlake Ohio, 44145l served as the Company's independent auditors and audited the Bender Growth Fund's financial statements for its fiscal year ending on March 31, 2001 and has been selected to again serve in that capacity for the Fund's fiscal year ending March 31, 2002.

                                  LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th Floor, Cincinnati, Ohio 45202-4089 acts as counsel to the Company.

                               DISTRIBUTION PLANS

As noted in the Funds' Prospectus, the Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans") whereby each of the Funds pays 0.25% per annum of that Fund's average daily net assets for each of its share classes, and, in the case of the Bender Growth Fund, 0.75% per annum of that Fund's average daily net assets for its Class C shares, to the Fund Manager, Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of that Fund's shares. The fees are paid on a quarterly basis, based on each Fund's average daily net assets attributable to the applicable class of shares.

Pursuant to the Plans, the Fund Manager is entitled to a fee each month for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter. Any expense of distribution in excess of authorized Plan fees will be borne by the Fund Manager without any additional payments by the Funds. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Fund Manager for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

The Plans also provide that to the extent that each Fund, the Fund Manager, or other parties on behalf of either of the Funds, or the Fund Manager make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by each Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans. In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Funds to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Funds' shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of eacg of the Fund. The Board of Directors, including the non- interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

The Plans have been approved by the Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Adviser on not more than 60 days' written notice, 3) by vote of a majority of each of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Advisory Agreement with the Adviser. The Adviser or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Fund Manager is required to report in writing to the Board of Directors of the Funds, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

                              FINANCIAL STATEMENTS

The financial statements of the Bender Growth Fund are incorporated herein by reference to the audited annual report of the Fund, dated March 31, 2002. The Company will provide the Annual Report without charge at written request or request by telephone.